UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2026

ANKAM INC.

(Exact name of registrant as specified in its charter)

NV	000-56526	61-1900749
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Wang Wen Lung

5F., No. 97, Jingye 1st Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.).

(Address of Principal Executive Offices) (Zip Code)

+886-928486237

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Item 7.01 Regulation FD Disclosure.

On March 23, 2026, ANKAM INC. (the “Company”) issued a press release (the “Press Release”) announcing that it had entered into a non-binding Memorandum of Understanding (MOU) with TRUST & ETHIC CO., LTD. (“T&E Global”) to establish a strategic partnership and set forth a framework for a potential future acquisition of T&E Global’s parent company. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Item 7.01.

Related Party Disclosure

Mr. Wang Wen Lung, the Company’s President and Chief Executive Officer, seeks to be appointed as the Representative of the Company’s newly established Taiwan subsidiary. In this capacity, Mr. Wang aims to serve as the primary authorized representative of the Company to interface with, manage, and support the overseas business operations of T&E Global. As a result, the transactions contemplated by the MOU involve a related party. The MOU was negotiated and approved by the Company’s Board of Directors, with Mr. Wang recusing himself from all deliberations and approvals relating to the MOU. The Board determined that the terms of the MOU were negotiated on an arm’s-length basis and are fair and in the best interests of the Company and its shareholders.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 23, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANKAM INC.

Date: March 23, 2026	By:	/s/ Wang Wen Lung
Name: Wang Wen Lung Title: President and Chief Executive Officer

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